SPRINGBOARD TECHNOLOGY SOLUTIONS INC.
                         PROFESSIONAL SERVICES AGREEMENT

Agreement made this 12th day of February, 2000 , (Commencement Date) between Springboard Technology Solutions Inc. having its registered head office at Suite 401, 2275 Lakeshore Blvd., West, Toronto, Ontario 16 M8V 3Y3, hereinafter referred to as Consultant, and 1401629 Ontario Inc. , having its principal place of business at 2345 Yonge Street, Suite 401, Toronto, Ontario, M4P 2E5 , hereinafter referred to as Client.

1.       PROVISION OF SERVICES
1.1 The scope, volume, and cost of services to be provided by the Consultant, to the Client, is outlined in Appendix "A". Where the scope, volume or costs have been estimated; these estimates have been developed in good faith by the Consultant but should not be interpreted as a 'not to exceed' quote.
1.2 All requests for services from the Client must be presented to the Consultant in writing. In return, the Consultant will provide a Client Services Request (CSR), as set forth in Appendix "A", which identifies the services to be provided and associated costs.
1.3 In the event a signed CSR is obtained from the Client, the Consultant will treat the signed document as a purchase order. If the Client prefers to provide a signed purchase order for these services, based on the CSR provided, this will be treated as a signed CSR.

2.       FEES AND EXPENSES
2.1 All services shall be provided to the Client on a 'time and material' basis at the fee structure contained in Appendix "A". These fees are subject to an increase on January 1st of each year. The Client shall receive written notification of any increases at least 30 days prior to their inception.
2.2 All travel, accommodation and out-of-pocket expenses incurred by the Consultant's employees while engaged in providing the specified services, shall be invoiced to the Client at cost. All communication costs (incurred by the Consultant) will be invoiced to the Client at cost.
2.3 The Consultant shall invoice the Client weekly for services rendered and associated expenses incurred. The invoice will detail the work performed during that week. All invoices are due for payment upon receipt.

3.       CLIENT RESPONSIBILITIES
3.1 Where the Consultant will be required to attend and perform work at the Client's location, the Client shall provide the Consultant's employees access (at no cost to the Consultant) to any 'reasonable facilities' required in order to perform the services requested. 'Reasonable facilities' shall be interpreted to be commensurate with those provided to the Client's own employees.
3.2 The Client's inability to provide resources, the required environment or support during the Consultant's visit does not relieve the Client of their full responsibility for the hourly charge.
3.3 The Client shall provide the Consultant's employees access to information technology resources, as required to perform the services requested.
3.4 The Client is responsible for the development and execution of adequate backup and recovery procedures, to ensure that the development effort is secured on a daily basis. Any loss caused by inadequate procedures will be the Client's responsibility to reconstruct.

4.       CONSULTANT RESPONSIBILITIES
4.1 The Consultant warrants that all employees assigned to the execution of this agreement shall be appointed in good faith and be suitably qualified in the appropriate area of expertise. The Consultant will ensure that its employees and agents will, whenever on Client's premises, obey all reasonable instructions and directions issued by the Client and adhere to the Client's normal standard of business conduct and behaviors for those areas visited by the Consultant.
4.2 The Client shall have the right to disapprove each of the Consultant's employees whose qualifications, in the Client's good faith and reasonable judgment, do not meet the standards established by the Client as necessary for the performance of the Services.

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4.3      The Consultant warrants that its services will be of professional quality, conforming to generally accepted information technology and consulting practices.

5.       CONFIDENTIAL INFORMATION AND PRPERTY RIGHTS

5.1 Each party undertakes to protect from disclosure the following information ("Confidential Material"):

         (a) (in respect of the Consultant's obligations under this Agreement) any and all information relating to the Client or its business, including but not limited to information, knowledge or expertise gained as a result of exposure during the term of the Agreement, the Client's business, the Client's know-how, methodology, work product and techniques which may come into the possession of the Consultant, whether or not such information is reduced to a tangible form or marked in writing as "confidential". The Consultant shall procure that its agents, employees and subcontractors abide by this obligation;
         (b) (in respect of the Client's obligations under this Agreement) any and all information relating to the Consultant or its business which may come into the possession of Client or any employee or authorized agent of Client (other than information which the Consultant is required to generate or supply to Client in performing the Services), whether or not such information is reduced to a tangible form or marked in writing as "confidential"; and
         (c) any and all information which has been or which may be derived or obtained from any such information set out in Clause 5.1(a) in respect of the Consultant's undertaking and Clause 5.1(b) in respect of the Client's undertaking.

5.2 Neither party shall make available or disclose any of the contents of the Confidential Material to any person, or make or permit any use of the Confidential Material without the prior written consent of the other party, except that the Confidential Material may be made available or disclosed to those, and only those, of the employees, agents or sub contractors of the disclosing party as required for the purpose of fulfilling the disclosing party's obligations under the Agreement.
5.3 Both parties shall ensure that its employees are aware of in writing and comply with the confidentiality and non-disclosure provisions contained in this Section. If either party becomes aware of the possession, use of knowledge of any of the Confidential Material by any person not authorized to possess, use or have knowledge of the Confidential Material, it shall promptly notify other party and shall at the request of that party provide such reasonable assistance as required to deal with such event.
5.4 The disclosing party shall take all reasonable steps to ensure that any Confidential Material disclosed to any person is treated as confidential by the person to whom it is disclosed.
5.5 Failure by either party to comply with Clause 5.1 shall constitute a breach of this Agreement, entitling the other party to terminate the Agreement forthwith. The disclosing party shall indemnify the other party against any loss or damage which that party may sustain or incur as a result of any breach of confidence by any of its employees.
5.6      Sections 5.1 through to 5.5 shall not include information which:

                  a) is in or becomes part of the public domain through no act or omission of either party;
                  b) was in the either party's lawful possession prior to the disclosure and had not been obtained by the that party either directly or indirectly from the other party;
                  c) was independently developed by the other party without reference to the Confidential Information;
                  d) is obtained from a third party who is lawfully authorized to disclose such information; or
                  e) is authorized for release by prior written consent of the non-disclosing party.

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5.7      In any event either party relying on the above noted exclusions in section 5.6 shall prove the existence of any of the above noted circumstances beyond any reasonable doubt, before any confidential information shall be excluded.

6.       RECRUITMENT
6.1 For the period of this agreement and for twelve (12) months after its termination, both the Client and the Consultant agree not to employ, contract or sub-contract any employee or contractor of the other party without the express written consent of the other party. Each party also agrees not to employ, contract or sub-contract any employee or contractor of the other party for a period of twelve (12) months following the cessation of that individual's employment or contract with the other party. Notwithstanding the aforementioned, should the Client or Consultant employ or subcontract an employee of the other party during the period of this Agreement or within 12 months after its termination, the party hiring the employee shall pay to the other party a fee equal to 6 months salary and any other reasonable fees incurred as result of this action.

7.       AGREEMENT TERMS
7.1 Modification: Any modification or amendment to this Agreement to be binding must be in writing and signed by duly authorized representative of both parties.
7.2 Term: This agreement shall commence as of the date hereof and shall continue for a period of three (3) years and shall be renewable for successive one-year terms until the services are no longer required. The Services provided for herein, may be extended or modified from time to time.
7.3 Termination: The Client may, at its discretion elect to cancel this agreement at any time following three years from the date of execution by providing 60 business days written notice to the Consultant prior to the end of the initial three year period. In such event the Client will pay in full to the Consultant any amounts that are due as of that date as well as any reasonable expenses already incurred by Consultant prior to the termination notice. Reasonable expenses shall include: the remaining unpaid balance plus applicable administration fees of any equipment or software that has been leased by the consultant for the exclusive or partial use of the Client, the estimated market value of all equipment or software purchased on the client's behalf and used by the consultant in completion of the client's work and, if applicable, the payout of sub-contracts let for completion of client work and any other costs that the consultant may have reasonably incurred in-order to render services on behalf of and for the client. If the Client is shall cause the contract to terminate due to poor service then the consultant shall have a period of not less than 60 days to rectify the cause of the poor service. In each case where poor service has been alleged then the client shall provide in writing specific instances or examples of poor service and the steps required to achieve a satisfactory level of service. Under no circumstances shall the Client set the level of satisfactory service above the norms established in the IT industry as its standard. 7.3

7.4 Waiver: Any waiver by one party's breach of any term or provision by the other party shall not be construed as a waiver of any other provision of the Agreement nor a waiver of future breaches of the same term or provision.

8.       GENERAL
8.1 Entire Agreement: The Agreement constitutes the entire understanding between parties relating to the subject matter of the Agreement and, save as may be expressly referred to or referenced above, supersedes all prior representations, writing, negotiations or understandings, oral or written, except in respect of any fraudulent representations made by either party.
8.2 Governing Law: This Agreement and all matters arising out of or relating to this Agreement shall be governed by the Laws of the Province of Ontario, Canada. [This Agreement is not subject to, and shall not be interpreted by, the United Nations Convention on Contracts for the International Sale of Goods. The parties to this Agreement agree to submit to the non-exclusive jurisdiction of the Province of Ontario, Canada]

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8.3      Severability: In the event any or more of the provisions contained in this Agreement should be ruled wholly or partly invalid or unenforceable by a court, arbitration panel, or other government body of competent jurisdiction, then:

         (i) the validity and enforceability of all provisions of this Agreement not ruled to be invalid or unenforceable shall be unaffected;
         (ii) the effect of the ruling shall be limited to the jurisdiction of the court or other body making the ruling;
         (iii) the provision(s) held wholly or partly invalid or unenforceable shall be deemed amended, and the court or other body is authorized to reform the provision(s), to the minimum extent necessary to render them valid and enforceable in conformity with the parties' intent as manifested herein; and
         (iv) if the ruling, and/or controlling principle of law or equity leading to the ruling, is subsequently overruled, modified, or amended by legislative, judicial, or administrative action, then the provision(s) in question as originally set forth in this Agreement shall be deemed valid and enforceable to the maximum extent permitted by the new controlling principle of law or equity.

8.4 Headings: The division of this Agreement into Sections and subsections and the insertion of headings are for convenience of reference only and shall not affect its construction or interpretation.
8.5 Extended Meanings: In this Agreement, words importing the singular number include the plural and vice versa and words importing gender include all genders. The word "person" includes, subject to the context in which it appears, an individual, partnership, association, body corporate, trustee, executor, administrator or legal representative.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written and do each hereby warrant and represent that their respective signatory whose signature appears below has been and is on the date of this Agreement duly authorized by all necessary and appropriate corporate action to execute this Agreement:

Signed for and on behalf of                  Accepted for and on behalf of
Springboard Technology Solutions Inc.:       Client: 1401629 Ontario Inc.

                                                "signed"             12/02/2000
________________________________________     __________________________________
Authorized Signature           Date          Authorized Signature        Date

                                             Brian J. MacDonald       President
________________________________________     __________________________________
Please Print/Type Name         Title         Please Print/Type Name     Title

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PROFESSIONAL SERVICES AGREEMENT
                                  APPENDIX "A"
-------------------------------------------------------------------------------

                             CLIENT SERVICES REQUEST
                                   (CSR 00000)

This Appendix forms an integral part of the Professional Services Agreement dated February 12, 2000 between 1401629 Ontario Inc. and Springboard Technology Solutions Inc.

By the execution of this Professional Services Agreement, 1401629 Ontario Inc. hereby agrees to purchase from Springboard Technology Solutions Inc. the following specified services:


                          SCOPE OF WORK TO BE PROVIDED
-------------------------------------------------------------------------------

1. Development and delivery of a web based deal development application with administration tool for use by internal staff . Estimated Cost:
         $205,000.00 plus 5% of the common stock in 1401629 Ontario Inc. at no cost. Such common stock will be delivered to Martin Berg and Kevin Birch in consideration of their services.
2.       Design, preparation, and creation of a marketing CD-ROM - $30,000
3. Implementation of a network with dial in access for staff of 1401629 Ontario Inc. See hourly rates.
4. Lease/purchase of computer infrastructure - all requirements - reimbursement plus administrative expenses
5.       Web site co - location hosting - see rates
6.       Software licensing - firewall; email services, SQL v 7.0. At Cost.
7.       Network support as required - see rates.
8.       Webmaster and data base maintenance post development - see rates
9.       Help line support - as required and to be determined based on volume.
10. Marketing programs as determined including Napoleon access and licensing - to be determined.
11. Data base analysis, marketing integration to website - to be determined.
12.      Tele-Communication Infrastructure: email, ADSL lines, as required.
13. Other services which may be required based on the IT infrastructure, volume of usage and configuration, which are as yet undetermined.


If a daily rate is quoted, then this is based on an eight-hour day. Should the Consultant work more than ten hours per day, the Client will be invoiced on an hourly basis. The hourly rate will be the agreed daily rate divided by eight hours.

The above rate excludes travel, accommodation and out-of-pocket expenses. These expenses shall be invoiced to the Client at cost.

All invoices will be sent to the attention of: Brian J. MacDonald, President (please print)

Client's Phone:   416-440-1015 ext. 3216       Client's Fax Number:416-482-9258



Signed for and on behalf of                  Accepted for and on behalf of
Springboard Technology Solutions Inc.:       Client: 1401629 Ontario Inc.


________________________________________     __________________________________
Authorized Signature           Date          Authorized Signature        Date

                                             Brian J. MacDonald       President
________________________________________     __________________________________
Please Print/Type Name         Title         Please Print/Type Name     Title

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